UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2410

DREYFUS LIQUID ASSETS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Liquid Assets, Inc.

SEMIANNUAL REPORT June 30, 2006

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Available only to Dreyfus Liquid Assets, Inc., Class 1 shareholders

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Liquid Assets, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Liquid Assets,Inc.,covering the six-month period from January 1,2006,through June 30, 2006.

Although yields on money market securities continued to rise steadily, other financial markets encountered heightened volatility during the first half of 2006. In the judgment of our Chief Economist, Richard Hoey, the recent turbulence among longer-term bonds reflects shifts in interest-rate and inflation expectations, while the correction in the stock market signals an adjustment among leveraged investors toward lower risk levels as the U.S. economy moves into a more mature phase with milder rates of growth. In our view, corrections such as these generally are healthy mechanisms that help wring speculative excesses from the financial markets, potentially setting the stage for future rallies.

While a recession currently appears unlikely, a number of economic uncertainties remain as investors look toward 2007. Indicators to watch in the months ahead include the outlook for inflation in the United States and overseas, the extent of softness in the U.S. housing market, the impact of slower economic growth on consumer spending, additional changes in short-term interest rates from the Fed and other central banks, and the strength of the U.S. dollar relative to other major currencies. As always, we encourage you to discuss these and other investment-related issues with your financial advisor, who can help you prepare for the challenges and opportunities that lie ahead.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation July 17, 2006

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Liquid Assets perform during the period?

During the six-month period ended June 30, 2006, the fund's Class 1 shares produced an annualized yield of 4.04% and its Class 2 shares produced an annualized yield of 4.19% .Taking into account the effects of compounding, the fund's Class 1 and Class 2 shares also provided annualized effective yields of 4.12% and 4.28%, respectively, for the same period.1,2

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances, and other short-term securities issued by U.S. banks and foreign branches of U.S. banks, repurchase agreements, asset-backed securities, commercial paper and other short-term corporate obligations of U.S. issuers.

Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

Despite 13 rate hikes since June 2004 that had driven the overnight federal funds to 4.25%, the U.S. economy continued to show signs of strength at the start of 2006. Yet, a change in the language of the announcement accompanying the Federal Reserve Board's (the "Fed") December rate hike had convinced some investors that the Fed might pause in its tightening campaign at its January meeting.A lower-than-expected GDP growth rate of 1.7% for the fourth quarter of 2005 appeared to lend credence to this view.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Expectations of a pause soon dissipated, however, when the unemployment rate slid to 4.7%, a multi-year low. Indeed, the Fed raised the federal funds rate to 4.5% at its January meeting. Although a robust employment report for February helped to address fears of a potential economic slowdown, the U.S.Treasury yield curve continued to flat-ten.At times during the first quarter of 2006, the yield curve inverted, which in the past has been considered a harbinger of recession.

By the end of March, it had become apparent the inversion of the yield curve was more likely a result of robust demand for U.S.Treasury securities from overseas investors, and not necessarily a sign of impending economic weakness. Accordingly, the Fed increased the federal funds rate to 4.75% in late March. It later was announced that U.S. GDP grew at a robust 5.6% annualized rate during the first quarter.

After a sustained period in which long-term rates remained surprisingly stable in the recovering economy, the U.S. Treasury securities yield curve began to steepen in April as low unemployment, strong consumer confidence and brisk retail sales more than offset reports of a slowing housing market, fuelling inflation concerns. In addition, energy prices surged to new record highs in advance of the summer driving season and amid heightened geopolitical turmoil.

Inflation-related worries continued to mount in May, sparking sharp declines in both stocks and U.S. Treasury securities. Although it was later announced that a lower-than-expected number of jobs was created during the month, the unemployment rate fell to 4.6%, stoking additional concerns that wage inflation might accelerate. Accordingly, the Fed's rate hike in May, to 5%, was widely anticipated. The Fed's post-meeting statement left open the possibility that further rate increases might be needed to address inflation risks.

June saw a greater shift in market sentiment, as investors became increasingly risk-averse due to signs of intensifying inflationary pressures and potential economic weakness. U.S. and global equity markets continued to correct sharply for much of the month and bond yields across the yield curve moved higher as investors revised upward their inflation and interest-rate expectations. Although investors widely expected the Fed's June 29 rate hike to 5.25%, the outlook for future action became cloudier as investors alternately worried that the Fed might become too aggressive, possibly triggering a recession by choking off economic growth, or too lenient, potentially allowing inflation to take firmer root in the economy.

In this rising interest-rate environment, most money market investors continued to focus primarily on securities with maturities of six months or less.We have maintained a similar strategy, generally keeping the fund's weighted average maturity shorter than industry averages, especially in advance of Fed meetings.

What is the fund's current strategy?

It appears to us that monetary policy is now in the neutral range, and any further changes in interest rates are likely to depend on incoming economic data, in our view. A substantial slowdown in economic growth could preclude further rate increases, but additional gains in global commodity prices might make the Fed more inclined to tighten. Therefore, while we have maintained the fund's relatively short weighted average maturity, we are prepared to adjust our strategy when we become convinced that short-term interest rates have peaked.

July 17, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1] Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided for the fund's
Class 1 shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to any undertaking in effect until December 31, 2006, at which time it may be extended, modified or terminated.
[2] Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided for the fund's Class 2 shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days' notice prior to the time such absorption may be terminated. Class 2 shares of the fund are available only to certain eligible financial institutions.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Liquid Assets, Inc. from January 1, 2006 to June 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2006
	Class 1 Shares	Class 2 Shares

Expenses paid per $1,000 †	$ 3.51	$ 2.76
Ending value (after expenses)	$1,020.20	$1,021.00

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2006
	Class 1 Shares	Class 2 Shares

Expenses paid per $1,000 †	$ 3.51	$ 2.76
Ending value (after expenses)	$1,021.32	$1,022.07

† Expenses are equal to the fund's annualized expense ratio of .70% for Class 1 shares, and .55% for Class 2 shares; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2006 (Unaudited)
	Principal
Negotiable Bank Certificates of Deposit—9.5%	Amount ($)	Value ($)

Bank of America N.A.
5.32%, 3/21/07	200,000,000 [a]	200,000,000
First Tennessee Bank N.A. Memphis
5.37%, 8/29/06	200,000,000	200,000,000
Wilmington Trust Co., DE (Yankee)
4.63%, 7/3/06	100,000,000	100,000,000
Total Negotiable Bank Certificates of Deposit
(cost $500,000,000)		500,000,000

Commercial Paper—62.4%

Atlantic Asset Securitization LLC
5.08%, 7/7/06	107,215,000 [b]	107,124,998
Atlantis One Funding Corp.
4.71%—5.34%, 7/3/06—8/21/06	250,000,000 [b]	249,573,958
Bear Stearns Cos. Inc.
4.73%—5.37%, 7/5/06—8/22/06	161,000,000	160,479,693
Beta Finance Inc.
4.63%, 7/6/06	56,500,000 [b]	56,464,530
BHP Billiton Finance (USA) Ltd.
5.09%, 7/6/06	30,202,000 [b]	30,180,817
BNP Paribas Finance Inc.
5.27%, 7/3/06	100,000,000	99,970,722
CHARTA LLC
5.44%, 9/18/06	150,000,000 [b]	148,230,729
Citigroup Funding Inc.
5.35%, 8/23/06	70,000,000	69,453,806
Citigroup Global Markets Holdings Inc.
5.10%, 8/2/06—8/3/06	170,000,000	169,225,170
CRC Funding LLC
5.07%, 7/7/06—7/10/06	200,000,000 [b]	199,790,500
Credit Suisse (USA) Inc.
4.62%—5.34%, 7/5/06—8/22/06	68,000,000	67,787,401
Cullinan Finance Ltd.
5.36%, 8/23/06—8/30/06	209,453,000 [b]	207,626,114
Danske Corp., Delaware
4.72%, 7/3/06	155,000,000	154,960,174
Deutsche Bank Financial LLC
5.30%, 7/3/06	100,000,000	99,970,556

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

FCAR Owner Trust, Ser. I
5.10%, 8/2/06	180,000,000	179,194,400
FCAR Owner Trust, Ser. II
5.11%, 8/2/06	43,000,000	42,807,360
General Electric Capital Corp.
5.33%, 8/22/06	250,000,000	248,093,333
Grampian Funding Ltd.
4.73%—5.35%, 7/3/06—8/22/06	230,000,000 [b]	229,200,933
Harrier Finance Funding Ltd.
5.33%, 8/21/06	20,000,000 [b]	19,850,400
Kredietbank N.A. Finance Corp.
5.10%, 8/2/06	100,000,000	99,552,444
Sigma Finance Inc.
4.63%—5.34%, 7/5/06—8/21/06	220,000,000 [b]	219,190,317
Societe Generale N.A. Inc.
4.73%, 7/3/06	175,000,000	174,954,889
Toyota Motor Credit Corp.
5.36%, 8/31/06	150,000,000 [b]	148,650,375
UBS Finance Delaware LLC
5.27%, 7/3/06	100,000,000	99,970,722
Total Commercial Paper
(cost $3,282,304,341)		3,282,304,341

Corporate Notes—7.6%

Bank of America Corp.
5.31%, 5/25/07	25,000,000 [a]	25,000,000
Harrier Finance Funding Ltd.
5.32%, 11/15/06—5/18/07	225,000,000 [a,b]	224,991,887
Morgan Stanley
5.15%, 7/3/06	150,000,000 [a]	150,000,000
Total Corporate Notes
(cost $399,991,887)		399,991,887

Promissory Note—3.3%

Goldman Sachs Group Inc.
5.45%, 7/1/06
(cost $175,000,000)	175,000,000	175,000,000

8

	Principal
Time Deposits—16.9%	Amount ($)	Value ($)

Branch Banking & Trust Co. (Grand Cayman)
5.25%, 7/3/06	142,000,000	142,000,000
Fifth Third Bank (Grand Cayman)
5.27%, 7/3/06	250,000,000	250,000,000
M&I Marshall & Ilsley Bank
Milwaukee, WI (Grand Cayman)
5.25%, 7/3/06	250,000,000	250,000,000
SunTrust Bank (Grand Cayman)
5.25%, 7/3/06	250,000,000	250,000,000
Total Time Deposits
(cost $892,000,000)		892,000,000

Total Investments (cost $5,249,296,228)	99.7%	5,249,296,228
Cash and Receivables (Net)	.3%	14,015,842
Net Assets	100.0%	5,263,312,070

[a] Variable rate security—interest rate subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to $1,840,875,558 or 35.0% of net assets.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	49.5	Asset-Backed/Securities
Asset-Backed/Structured		Arbitrage Vehicles	4.4
Investment Vehicles	13.8	Asset-Backed/Single Seller	4.2
Brokerage Firms	9.2	Mining	.6
Finance	8.9	Asset-Backed/Certificates-Other	.5
Asset-Backed/Multi-Seller Programs	8.6		99.7

† Based on net assets. See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES June 30, 2006 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments	5,249,296,228	5,249,296,228
Interest receivable		6,191,632
Cash		11,020,258
Prepaid expenses		277,378
		5,266,785,496

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		2,466,180
Payable for shares of Common Stock redeemed		501,843
Accrued expenses		505,403
		3,473,426

Net Assets ($)		5,263,312,070

Composition of Net Assets ($):
Paid-in capital		5,263,362,852
Accumulated net realized gain (loss) on investments		(50,782)

Net Assets ($)		5,263,312,070

Net Asset Value Per Share
	Class 1 Shares	Class 2 Shares

Net Assets ($)	1,781,393,977	3,481,918,093
Shares Outstanding	1,782,311,829	3,481,920,188

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended June 30, 2006 (Unaudited)
Investment Income ($):
Interest Income	117,566,531
Expenses:
Management fee—Note 2(a)	11,645,659
Shareholder servicing costs—Note 2(b)	3,129,240
Registration fees	131,282
Prospectus and shareholders' reports	125,497
Custodian fees	87,119
Professional fees	44,193
Miscellaneous	13,357
Total Expenses	15,176,347
Less—waiver of fees due to
undertakings—Note 2(a)	(220,562)
Net Expenses	14,955,785
Investment Income—Net, representing net increase
in net assets resulting from operations	102,610,746

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005

Operations ($):
Investment Income—net	102,610,746	125,170,518
Net realized gain (loss) from investments	—	(3,351)
Net Increase (Decrease) in Net Assets
Resulting from Operations	102,610,746	125,167,167

Dividends to Shareholders from ($):
Investment income—net:
Class 1 shares	(35,989,963)	(65,221,738)
Class 2 shares	(66,620,783)	(59,948,780)
Total Dividends	(102,610,746)	(125,170,518)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Class 1 shares	547,719,667	1,944,487,685
Class 2 shares †	2,221,082,506	4,658,844,422
Dividends reinvested:
Class 1 shares	35,033,193	45,968,994
Class 2 shares	1,404,824	27
Cost of shares redeemed:
Class 1 shares †	(595,440,788)	(5,019,901,516)
Class 2 shares	(1,466,914,479)	(1,932,490,241)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	742,884,923	(303,090,629)
Total Increase (Decrease) in Net Assets	742,884,923	(303,093,980)

Net Assets ($):
Beginning of Period	4,520,427,147	4,823,521,127
End of Period	5,263,312,070	4,520,427,147

† On April 29, 2005, 3,019,000 Class 1 shares were designated as Class 2 shares. See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] Annualized. See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

[a] From April 18, 2005 (commencement of initial offering) to December 31, 2005. [b] Annualized. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Liquid Assets, Inc.(the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 30 billion shares of $.001 par value of Common Stock.The fund currently offers two classes of shares: Class 1 (23.5 billion shares authorized) and Class 2 (6.5 billion shares authorized). Class 1 and Class 2 shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class 2 shares are offered only to certain eligible financial institutions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value of per share $1.00.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $50,782 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $5,642 of the carryover expires in fiscal 2008, $9,111 expires in fiscal 2009, $24,768 expires in fiscal 2010, $7,910, expires in fiscal 2011 and $3,351 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2005 were all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30,2006,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the fund's average daily net assets and is computed at the following annual rates: .50% of the first $1.5 billion; .48% of the next $500 million; .47% of the next

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$500 million; and .45% over $2.5 billion. The fee is payable monthly. The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund's Class 1 shares, until December 31, 2006, so that annual fund operating expenses for Class 1 shares, exclusive of certain expenses as described above, do not exceed .70%. The Manager has undertaken to waive its fees and or assume the expenses of the fund's Class 2 shares, so that the expenses for Class 2 shares, exclusive of certain expenses as described above, does not exceed .55%. The Manager may terminate this undertaking upon at least 90 days, prior notice to investors.The reduction in management fee, pursuant to the undertaking, amounted to $220,562 during the period ended June 30, 2006.

(b) Under the Shareholder Services Plan, Class 1 and Class 2 shares reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2006, Class 1 shares were charged $1,194,541 and Class 2 shares were charged 790,834 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2006, the fund was charged $706,584 pursuant to the transfer agency agreement.

During the period ended June 30, 2006, the fund was charged $1,926 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $2,048,370, shareholder services fee of $32,287, chief compliance officer fees $1,926 and transfer agency per account fees $395,790, which are offset against an expense reimbursement currently in effect in the amount of 12,193.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 19

NOTES

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0039SA0606

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS LIQUID ASSETS, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	August 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	August 24, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	August 24, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)